As filed with the Securities and Exchange Commission on [•]

1933 Act File No. 333-[•]

1940 Act File No. 811-[•]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. __	☐
POST-EFFECTIVE AMENDMENT NO. __	☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. __	☐

ARCA U.S. TREASURY FUND

(Exact name of Registrant as Specified in Charter)

4151 Redwood Ave., Suite 206
Los Angeles, CA 90066

(Address of Principal Executive Offices)

424-289-8068

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	Copies of Information to:
Philip Liu, Esq.	Kelley A. Howes, Esq.	Susan I. Gault-Brown, Esq.
Arca Funds	Morrison & Foerster LLP	Morrison & Foerster LLP
4151 Redwood Ave., Suite 206	370 17th Street, Suite 4200	2000 Pennsylvania Avenue, NW
Los Angeles, CA 90066	Denver, CO 80202	Suite 6000
(Tel.) 424-289-8068	(Tel.) 303-592-2237	Washington, D.C. 20006-1888
	(Fax) 303-454-6937	(Tel.) 202-887-1597

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan. ☒

It is proposed that this filing will become effective

☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of Beneficial Interest(2)	$[1,000,000]	$[1.00]	$[1,000,000.00]	$[121.20]

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(a) of the Securities Act of 1933.
(2)	The shares of beneficial interest registered hereunder will be issued as digital securities, the ownership and transfer of which will be authenticated and recorded on one or more distributed ledgers, and will not be listed for trading on any national market system trading platform. The shares are intended to function as stablecoins whose value is pegged to the value of the Fund’s portfolio composed primarily of U.S. Government Securities.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED [•]

Arca U.S. Treasury Fund

Maximum Offering of [1,000,000] Shares of Beneficial Interest

The Fund. Arca U.S. Treasury Fund (the “Fund”) is a continuously offered, nondiversified, closed-end management investment company that intends to operate as an interval fund. For more information, see “The Fund.”

Investment Objective. The Fund’s investment objective is to seek maximum total return consistent with preservation of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change to the Fund’s investment objective. There can be no assurance that the Fund will achieve its objective. For more information, see “Investment Objective, Policies and Strategies—Investment Strategy.”

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of fixed income instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Under normal circumstances, the Fund will have maximum average portfolio duration of eight years and a dollar-weighted average portfolio maturity of between zero and eight years. For more information, see “Investment Objective, Policies and Strategies—Investment Strategy.”

The Offering. The Fund intends to engage in a continuous offering of its shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Northern Lights Distributors, LLC (the “Distributor”) under the terms of this prospectus, up to [1,000,000] shares of beneficial interest, at the net asset value (“NAV”) per share. The initial NAV per share is $1.00. The minimum initial investment by a shareholder is $1,000. Subsequent investments may be made with at least $100. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering to commence operations. Assets that cannot be invested as described in the section of this prospectus entitled “Investment Objective, Policies and Strategies—Investment Strategy,” will be invested in cash or cash equivalents including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements collateralized by U.S. Government Securities. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [1,000,000] shares, or such shorter date as the Board may determine.

The Fund will issue its shares as digital securities (“Arca UST Coins” or “shares”), meaning the securities will be uncertificated registered securities, the ownership and transfer of which will be authenticated and recorded on one or more distributed ledgers. The validity of all available copies of such distributed ledgers can be mathematically proven utilizing cryptographically-secured distributed ledger technology, also known as blockchain technology. See “About the Digital Securities.”

Arca UST Coins are intended to function as stablecoins, which are a type of asset-backed digital asset. In general, the value of a stablecoin is pegged to the value of a reference asset such as U.S. dollars, other fiat currencies, gold, or other assets with relatively stable values. In the case of Arca UST Coins, the reference asset is the Fund’s portfolio which, under normal circumstances, will be composed primarily of U.S. Government Securities.

The Fund has no operating history, and its shares have no history of public trading. Investors should understand that:

•	Arca UST Coins issued by the Fund may be traded directly from one shareholder to another (“peer-to-peer transaction”) using a cryptographically-secured distributed ledger. Use of this type of distributed ledger is relatively new and is untested in the closed-end fund market. Shareholders may identify counterparties directly or through a public electronic peer-to-peer trading platform, to the extent one is available.

•	Arca UST Coins may trade on an unregulated decentralized exchange (a “DEX”). Participants in a DEX may post their offers and bids for Arca UST Coins and the DEX’s electronic protocols, or smart contracts, will handle order matching and settlement. The Fund’s shares are not currently available for trading through any DEX, but may be in the future.

•	The Fund may also make Arca UST Coins available for trading on a closed trading system that is registered with the Securities and Exchange Commission (“SEC”) as an alternative trading system (an “ATS”). In such case, only customers of a broker-dealer authorized to provide access to a particular ATS will be able to buy and sell Arca UST Coins on such ATS. The Fund has no current agreement to make its shares available for trading on any ATS, but may enter into such an agreement in the future.

•	Due to the emerging nature of the use of distributed ledger technology in securities trading systems, the Fund anticipates that there will be limited liquidity in the Fund’s shares. Investors should therefore expect greater price volatility than would be the case if the shares had greater liquidity.

Before investing, you should also consider the following factors:

•	You may not have access to the money you invest for an extended period of time;

•	You may not be able to sell your shares at the time of your choosing regardless of how the Fund performs.

•	Because you may not be able to sell your shares at the time of your choosing, you may not be able to reduce your exposure in a market downturn.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors. All or a portion of a distribution may consist of a return of capital. Because a return of capital may reduce a shareholder’s tax basis, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the shareholder’s shares.

The Fund has implemented a share repurchase program, but it is only required to repurchase between 5% and 25% of its outstanding shares per quarter. The Fund intends to begin repurchasing Arca UST Coins at the end of the second full quarter following the effectiveness of the Registration Statement. If an active secondary market in Arca UST Coins develops, shareholders should keep in mind that Arca UST Coins are not directly tethered to the Fund’s NAV, which is only calculated once per day, generally at the close of business of the New York Stock Exchange (“NYSE”) (see “Determination of Net Asset Value”). Shares of closed-end funds, like the Fund, frequently trade at a discount from their NAV or may trade at a premium to NAV. If the shares trade at a discount to NAV, it may increase the risk of loss for investors in this offering.

Investing in the Fund involves risks. See “Risk Factors” on page 16 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total
Public Offering Price	$	[1.00]	$	[1,000,000]
Maximum Sales Load (as a Percentage of Purchase Amount)(1)		[•]		[0.00]
Proceeds, before expenses, to the Fund(2)	$	[1.00]	$	[1,000,000]

(1)	The Adviser and/or its affiliates, in their discretion and from their own resources (which may include the Adviser’s legitimate profits from the management fee it receives from the Fund), may pay compensation to brokers or dealers in connection with the sale and distribution of Fund shares. There is no limit on the amount of compensation paid by the Adviser or its affiliates, subject to the limitations imposed by the Financial Industry Regulatory Authority (“FINRA”).
(2)	Assumes all shares currently registered are sold in the continuous offering. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of shares. The Fund estimates that it will incur in connection with this offering approximately $[•] of offering expenses if the maximum number of [1,000,000] shares is sold at $1.00 per share. Such expenses, although payable by the Fund, are indirectly paid by investors in this offering and will immediately reduce the NAV of each share purchased in this offering. The Adviser has agreed to pay or reimburse the Fund for organizational and offering expenses incurred in connection with the Fund’s commencement of operations and initial offering of shares, and will not seek to recoup such fees.

An investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. You should carefully consider the Fund’s risks, investment objective and strategy before making an investment decision. Prospective investors should also consider (i) the suitability of this investment with respect to their investment objective and personal financial situation and (ii) factors such as personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should be avoided if you cannot bear the loss of some or all of your investment or you need certainty about your ability to access all of the money you have invested in the short term. Before investing in the Fund, please read “Risk Factors” for more information about the risks of investing in the Fund.

This prospectus provides information that a prospective investor should know about the Fund before investing. You should read this prospectus carefully and retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated [•], has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at c/o Arca Transfer Agency, LLC, or by calling toll-free [•]. The table of contents of the SAI appears on page 38 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling [•] or by visiting www.[•].com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Arca UST Coins do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve or any other government agency. Prospective investors should not construe the contents of this prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Northern Lights Distributors, LLC

The date of this prospectus is [•], 2018.

-i-

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

Arca U.S. Treasury Fund (the “Fund”) is a continuously offered, nondiversified, closed-end management investment company that intends to operate as an interval fund. As an interval fund, the Fund will offer to make repurchases of between 5% and 25% of its outstanding shares at net asset value (“NAV”), on a quarterly basis, unless such offer is suspended or postponed in accordance with regulatory requirements. See “Quarterly Repurchases of Shares.”

Investment Objective and Strategies

Investment Objective. The Fund’s investment objective is to seek maximum total return consistent with preservation of capital. There can be no assurance that the Fund will achieve this objective. See “The Fund’s Investments” and “Risks.” The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Principal Investment Strategies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of fixed income instruments including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities (“Fixed-Income Securities”). Under normal circumstances, the Fund will have maximum average portfolio duration of eight years and a dollar-weighted average portfolio maturity of between zero and eight years.

The Fund may invest in a variety of Fixed-Income Securities, as discussed in more detail below. The Fund’s investments in Fixed-Income Securities are limited to investment grade securities of issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, that are determined by the Adviser to be of comparable quality. The Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, that are determined by the Adviser to be of comparable quality.

The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

For more information on the Fund’s investment strategies, see the section of this prospectus entitled “Investment Objective, Policies and Strategies – Investment Strategy.” For a discussion of the risks associated with an investment in the Fund, see “Risk Factors.”

The Offering

The Fund intends to engage in a continuous offering of its shares at NAV per share. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, under the terms of this prospectus, up to [1,000,000] shares of beneficial interest at NAV per share. The initial NAV per share is $[1.00]. The minimum initial investment by a shareholder is $1,000. Subsequent investments may be made with at least $100. The Fund is not required to raise a minimum amount of proceeds from this offering to commence operations. Assets that cannot be invested as described in the section of this prospectus entitled “Investment Objective, Policies and Strategies—Investment Strategy,” will be invested in cash or cash equivalents. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [1,000,000] shares, or such shorter date as the Board may determine.

1

The Fund will issue its shares as digital securities (“Arca UST Coins” or “shares”), meaning the securities will be uncertificated registered securities, the ownership and transfer of which will be authenticated and recorded on one or more distributed ledgers. The validity of all available copies of such distributed ledgers can be mathematically proven utilizing cryptographically-secured distributed ledger technology, also known as blockchain technology. See “About the Digital Securities.”

Arca UST Coins are intended to function as stablecoins, which are a type of asset-backed digital asset. In general, the value of a stablecoin is pegged to the value of a reference asset such as U.S. dollars, other fiat currencies, gold, or other assets with relatively stable values. In the case of Arca UST Coins, the reference asset is the Fund’s portfolio which, under normal circumstances, will be composed primarily of U.S. Government Securities. The goal of stablecoins is to maintain a stable value vis-à-vis the underlying reference asset, which itself is generally known for having a stable value. There is no guarantee that the Fund or Arca UST Coins will be able to maintain a stable value.

Notwithstanding the continuous nature of this offering, the Fund may close at any time to new investors at the discretion of the Adviser. During such closings, only purchases of the Fund’s shares by existing shareholders of the Fund or the reinvestment of dividends by such existing shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors through a supplement to this prospectus.

Investment Adviser and Fees

Arca Investment Management, LLC (“Arca” or the “Adviser”), a Delaware limited liability company, is responsible for investing the Fund’s portfolio. Arca is wholly-owned by Praesidium Partners, Inc., a privately held holding company, and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund’s portfolio manager is Jeffrey M. Dorman. Mr. Dorman has managed the Fund since its inception. As of [•], 2018, Arca had approximately $[•] in assets under management.

Pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”), Arca will be entitled to receive a management fee, calculated at the annual rate of [•]% of the Fund’s average annual net assets. The management fee will be calculated and accrued daily and payable monthly in arrears.

Arca will also be eligible to earn a performance fee calculated at the annual rate of [•]% of the interest income (excluding capital gains) earned on the Fund’s portfolio holdings. The performance fee will be calculated and accrued daily and payable quarterly in arrears.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay, absorb or reimburse the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding: (i) the performance fee earned on the Fund’s interest income; (ii) distribution and shareholder servicing fees, interest, taxes, dividend expenses on short sales, brokerage commissions and other transaction costs, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (iii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iv) other expenses attributable to, and incurred as a result of, the Fund’s investments; (v) expenses payable by the Fund under any administration or sub administration Agreement; (vi) per account charges and anti-money laundering expenses payable by the Fund or its affiliated transfer agent; and (vii) litigation expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the extent that they exceed [•]% per annum of the Fund’s average annual net assets (the “Expense Limitation”). The Fund intends to pass through to its shareholders any per account charges and anti-money laundering expenses payable under the terms of the sub-transfer agency agreement. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect at least until one year after the date of the prospectus, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

2

Distributions

The Fund intends to distribute most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions” and, together with dividends, “distributions”). The Fund intends to declare dividends daily and distribute them to shareholders of record quarterly. Capital gain distributions, if any, usually will be declared and paid in December. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional Arca UST Coins under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Policy” and “Distribution Reinvestment Policy.”

Custodian, Transfer Agent, Sub-Transfer Agent and Administrator

Arca Transfer Agency, LLC, a Delaware limited liability company and wholly-owned subsidiary of Praesidium Partners, Inc., serves as the transfer agent of the Fund (the “Transfer Agent”). [•] serves as the Fund’s Custodian (the “Custodian”), [•] serves as the Fund’s sub-transfer agent (the “Sub-Transfer Agent”) and Gemini Fund Services, LLC serves as the Fund’s and administrator (the “Administrator”). See “Management of the Fund.”

Closed-End Fund Structure and Limited Liquidity

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, Arca UST Coins will not be listed on a stock exchange. Arca UST Coins will be issued as stablecoins, which are a type of asset-backed digital security that can be traded in a peer-to-peer transaction using a cryptographically-secured distributed ledger. In the future, Arca UST Coins may be available to trade on a decentralized exchange (a “DEX”), or on a closed trading system that is registered with the SEC as an alternative trading system (an “ATS”).

Since the use of cryptographically-secured distributed ledger is not yet widely used in the securities markets, the Fund anticipates that there will be limited liquidity in Fund shares. The Fund therefore will provide a limited amount of additional liquidity by operating as an interval fund, meaning that the Fund will offer to repurchase a limited amount of shares (between 5% and 25% of outstanding shares) on a quarterly basis, as discussed in more detail below.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. The Fund is subject to continuous asset in-flows, but not subject to continuous out-flows.

Investor Suitability

An investment in the Fund involves risk. It is possible that you may lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity in the shares and the uncertainty of emerging technologies, and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

3

Repurchases of Shares

The Fund will operate as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and up to 25% of the shares then outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 25% of the Fund’s shares. If the amount of repurchase requests exceeds the number of shares the Fund offers to repurchase, the Fund will repurchase shares on a pro rata basis. The Fund’s quarterly repurchases are designed to provide shareholders with limited liquidity. The Fund will maintain liquid securities or cash or, if available, will borrow in amounts sufficient to meet quarterly redemption requirements. See “Quarterly Repurchases of Shares.”

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Risks of Digitized Securities

The Fund’s shares will be issued as uncertificated digital securities (see “About the Digital Securities”) that may be traded in a direct peer-to-peer transaction, on a public peer-to-peer electronic marketplace, on a DEX, or on an ATS. Only customers of a broker-dealer that is licensed to provide access to a particular ATS will be able to buy and sell the Fund’s shares on that ATS. Any disruption to the operations of a DEX or an ATS, including a shareholder’s interface with a DEX or a broker-dealer's interface with an ATS, could materially disrupt trading in, or potentially result in a complete halt in the trading of, the Fund’s shares on that platform.

The shares will not be listed for trading on any traditional stock exchange or through any other national market system (“NMS”) trading platform. In addition, the Fund currently has no agreements with a DEX or an ATS to make Arca UST Coins available through such platforms. Accordingly, you will only be able to dispose of your Fund shares in a secondary transaction if (i) other eligible investors are available to enter into a direct peer-to-peer transaction or (ii) through a public peer-to-peer electronic marketplace (which may not currently be available), in either case, using cryptographically-secured distributed ledger, or blockchain, technology.

When a holder of Arca UST Coins chooses to enter into a peer-to-peer transaction, there is a risk of loss of the holder’s shares either through theft or error. Since the holder of Arca UST Coins in a peer-to-peer transaction necessarily interfaces with another party directly through a digital wallet application or interface, there is a risk that such interface may be hacked by a third party resulting in a loss of the holder’s shares. The holder of Arca UST Coins may also accidentally lose access to his or her wallet interface and thus lose access to their shares. Moreover, errors in entering transaction amounts on a digital wallet interface are generally irreversible without the cooperation of the receiving party.

If Arca UST Coins become available for transactions via an ATS or a DEX, there will be a risk of theft or loss due to a failure of the underlying systems of such platforms to prevent such theft or loss. The systems supporting an ATS or a DEX are operated by third parties that interface with investors. Such trading platforms may be infiltrated by bad actors intent on theft or destruction, or the underlying technology may fail to execute properly or prevent another failure.

Use of cryptography to secure data related to ownership of and transactions in the Fund’s shares on a publicly distributed ledger involves the use of algorithms to mathematically prove the accuracy of transactions by a minimum consensus of participating transaction validators as may be required by each blockchain’s protocols. Use of this technology in the closed-end fund market is untested, and there may be a limited number of eligible investors available to participate in such transactions. Accordingly, there may limited liquidity in the Fund’s shares and you may not be able to sell your shares on a timely basis or at all.

4

The Fund expects that if it makes Arca UST Coins available for transactions on a DEX or an ATS, at least initially there is likely to be limited trading volume with a relatively small number of shares trading on such platforms. A DEX or an ATS may therefore have limited liquidity in Arca UST Coins, resulting in a lower or higher price or greater volatility than would be the case with greater liquidity. Accordingly, even if the Fund’s shares are traded on a DEX or an ATS, you may not be able to sell your shares on a timely basis or at all. Although the Fund will also provide limited liquidity through its quarterly repurchase offers, there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

The prices of Arca UST Coins could be extremely volatile in secondary markets. Since the Fund’s shares will be traded using emerging technologies and may in the future be traded using systems developed by a peer-to-peer marketplace, a DEX, or an ATS specifically for trading digital assets, trading in Arca UST Coins will be subject to associated risks including:

•	a rapidly-evolving regulatory landscape, which might include security, privacy or other regulatory concerns that could require a trading platform to implement changes to its digital trading system that could disrupt trading in the Fund’s shares;
•	the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a distributed ledger or by which the validity of a copy of such ledger can be mathematically proven utilizing cryptographically-secured distributed ledger technology;
•	the possibility that cryptographic security measures that authenticate prior transactions for the applicable ledger could be compromised, or “hacked,” which could allow an attacker to alter the distributed ledger and thereby disrupt the ability to corroborate definitive transactions recorded on the distributed ledger;
•	the possibility that new technologies or services inhibit access to the distributed ledger;
•	the adoption of, and demand for digital assets, including Arca UST Coins, which will be influenced by retail merchants’ and commercial businesses’ acceptance of such digital assets as payment for goods and services (if it occurs), and some of the factors as noted above;
•	investors’ expectations with respect to the rate of inflation;
•	interest rates;
•	currency exchange rates, including the rates at which digital assets may be exchanged for fiat currencies;
•	fiat currency withdrawal and deposit policies of a distributed ledger platform and liquidity on such platform;
•	investment and trading activities of investors, including private and registered funds, that may directly or indirectly invest in digital assets;
•	monetary policies of governments, trade restrictions, currency devaluations and revaluations
•	the possibility that other participants in an electronic trading system could collude to manipulate the share price or limit liquidity in Arca UST Coins which could restrict your ability to divest your holdings in the Fund; and
•	the possibility of breakdowns and trading halts as a result of undiscovered flaws in a trading platform that could prevent trades for a period of time.

Copies of the distributed ledger, which can be used to prove the validity of transactions in the Fund’s shares, will be available to the public and will store the complete trading history from issuance of the Arca UST Coins. As a result, robust and transparent trading data, other than shareholder identity, will be publicly available via the published distributed ledgers. The shares’ trading data will be secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public on a distributed ledger. The personal identifying information necessary to associate a public key representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent in a separate database that is not available to the public. If there are data security breaches with respect to the Transfer Agent’s database resulting in theft of the information necessary to link personal identity with public keys, the stolen information could be used to determine a shareholder's complete trading history in the Fund’s shares. Moreover, concerns over these privacy issues may limit adoption of cryptographic security technology and digital trading platforms that rely on such technology by a range of potential investors, reducing liquidity of the Arca UST Coins.

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As noted, Arca UST Coins will be represented by balances written on one or more distributed ledgers and secured by cryptography. A private key is necessary to affect the sale of a given share or shares and, as such, is meant to be kept private by or on behalf of a shareholder. In the case of trading on an ATS, the broker-dealer operating the ATS will usually hold digital securities on an omnibus basis. This is intended to enable shareholders to manage their accounts with a simple login and password, similar to traditional online brokerage accounts. Fund shares held in such an account may be as vulnerable to cyber theft as would be a traditional online brokerage account. If the ATS is hacked, the thief could transfer affected shares to itself and sell the shares. Each broker-dealer licensed to provide access to an ATS with respect to the Fund’s shares will know the identity of its customers who have access to trading in the shares. The risk of theft of digital securities is heightened so long as an ATS holds the digital securities on an omnibus basis, because a thief is able to target a single security system for breach of multiple accounts.

While a regulated ATS is expected to have adopted policies and procedures such that shareholders are not free to manipulate the trading price of the Fund’s shares contrary to applicable law, and while the risk of market manipulation exists in connection with the trading of any security, the risk of manipulation may be greater if the Fund’s shares trade on an ATS because an ATS is a closed system that does not have the same breadth of market and liquidity as an NMS. There can be no assurance that the efforts of any ATS (or a broker-dealer licensed to provide access to such ATS’s digital securities trading platform with respect to the Fund’s shares) will be sufficient to prevent such market manipulation. For example, there can be no assurance that a shareholder will not be able to manipulate the share price by opening multiple accounts and trading among those accounts.

Transactions in the Fund’s shares will be recorded on one or more distributed ledgers, which will be electronically published on a real time basis. The validity of publicly available copies of the ledgers can be mathematically proven utilizing cryptographically-secured distributed ledger technology. If, for any reason, the distributed ledger technology utilized with respect to the Fund’s shares were to become unavailable and suitable alternative technology were not available to be implemented, investors in the shares would not have a means of proving the validity of publicly-available copies of the distributed ledgers. As a result, the accuracy of publicly-available trading information could be called into question and investors could elect to no longer transact in digital securities.

Any DEX or ATS on which the Fund’s shares may in the future trade will not be a stock exchange and accordingly will have no listing requirements for issuers or for securities traded through its digital securities platform. As a result, trades of the Fund’s shares on a DEX or an ATS may not be at prices that represent the national best bid or offer prices of securities that could be considered similar securities.

Although the Fund’s management has experience relating to investing strategies, fund operations and risk oversight, it has limited experience in the blockchain technology industry. As a result, our management may be unable to successfully maintain the recording of the Fund’s transactions on one or more distributed ledgers.

Structural Risks:

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Substantial Conflicts of Interest. There may be times when the Adviser or its affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

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Closed-End Fund Risk. The Fund is a closed-end fund. Among other things, closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder, but such shares may be available in secondary trading markets. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual fund shares, unlike closed-end funds, do not trade in the secondary market. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to mutual funds or open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Leverage Risk. The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Board determines it is in the best interest of the Fund’s common shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the Investment Company Act of 1940 (the “1940 Act”). The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order for the Fund to have viable operations, the Adviser believes the Fund will need to raise approximately $[25] million in proceeds from this offering. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”).

Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares (but not below zero) and potentially increase the taxable gain, if any, upon disposition of their shares.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in U.S. Government Securities and Fixed-Income Securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect the value of the Fund’s portfolio and you may lose money by investing in the Fund.

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Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income.

Portfolio Turnover Risk. Portfolio turnover risk is the risk that the Fund’s portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Risks Relating to Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

Investment-Related Risks

Call Risk. The issuer of a Fixed-Income Security may exercise its right to redeem earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Issuer Risk. The value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Non-Payment Risk. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Credit Risk. Credit risk is the risk that the issuers of certain Fixed-Income Securities or the counterparties of a repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Interest Rate Risk. Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. When interest rates decline, the value of portfolio securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities at desirable prices. At times, a major portion of a Fixed-Income Security held by the Fund may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Management Risk. Management risk is the risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Repurchase Agreement Risk. If the counterparty to a repurchase agreement is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller’s debts. The Adviser believes that these risks are mitigated by limiting the Fund to holding repurchase agreements collateralized by U.S. Treasury or U.S. government agency securities.

Illiquid and Restricted Securities Risk. Fixed-Income Investments held by the Fund may become illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Furthermore, any of the Fund’s investments in financially stressed and distressed companies may require a long holding period prior to being able to determine whether the investment will be profitable or not.

U.S. Federal Income Tax Matters

The Fund intends to elect to be taxed for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay fund-level U.S. federal income taxes on any ordinary income or capital gain that it distributes to its shareholders from its taxable earnings and profits. Even if the Fund qualifies as a RIC, it generally will be subject to U.S. federal corporate income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain RIC tax treatment, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “U.S. Federal Income Tax Matters.”

FEES AND FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The information in the table below includes the fees and expenses expected to be incurred during the twelve months following effectiveness of the offering. The Adviser has agreed to pay or reimburse the Fund for organizational and offering expenses incurred in connection with the Fund’s commencement of operations and initial offering of shares, and will not seek to recoup such fees.

Shares
Shareholder Transaction Expenses[1]
Maximum Sales Load (as a percent of offering price)
Dividend Reinvestment Plan Fees
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees (may adjust)[2]
Other Expenses3,
Acquired Fund Fees and Expenses[4]
Total Annual Expenses
Fee Waiver[5]

Total Annual Expenses (after fee waiver)

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1.	The amounts shown in the table assume that the registration statement of which this prospectus forms a part is declared effective by the SEC and that the Fund sells $[•] million worth of its Shares during the twelve months following effectiveness of the registration statement, that the Fund’s net offering proceeds from such sales equal approximately $[25] million, that the Fund’s average net assets during such period equal one-half of the net offering proceeds, or approximately $[•] million. Actual expenses will depend on the number of shares the Fund sells in this offering and the amount of leverage it employs. If the Fund is unable to raise $[25] million during the twelve months following effectiveness of the registration statement, its expenses as a percentage of the offering price may be significantly higher. There can be no assurance that the Fund will sell $[25] million worth of its Shares during the twelve months following effectiveness of the registration statement.
2.	The Management Fee reflects the asset-based investment advisory fee rate (calculated at the rate of [•]% of the Fund’s average annual net assets) that will be paid by the Fund to Arca. In addition, Arca is eligible to earn a performance fee calculated at the annual rate of [•]% of any interest income (excluding capital gains) earned on the Fund’s portfolio holdings. The disclosed Management Fee reflects only the asset-based fee, prior to any performance adjustment.
3.	Other expenses include accounting, legal, auditing, printing and transfer fees, as well as fees payable to the Fund’s independent trustees, and exclude per account fees and anti-money laundering fees charged by the Fund’s Sub-Transfer Agent, which will be passed through to the Fund’s shareholders. The amount shown in the Fees and Fund Expenses table reflects the amount of all such other expenses expected to be incurred during the twelve months following effectiveness of the registration statement.
4.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds.
5.	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay, absorb or reimburse the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding: (i) the performance fee earned on the Fund’s interest income; (ii) distribution and shareholder servicing fees, interest, taxes, dividend expenses on short sales, brokerage commissions and other transaction costs, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (iii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iv) other expenses attributable to, and incurred as a result of, the Fund’s investments; (v) expenses payable by the Fund under any Administration or Sub-Administration Agreement; (vi) per account charges and anti-money laundering expenses payable by the Fund or its affiliated transfer agent; and (vii) litigation expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the extent that they exceed [•]% per annum of the Fund’s average annual net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect at least until one year after the date of the prospectus, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

The Fees and Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 24 of this prospectus.

EXAMPLE

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total annual expenses after fee waivers and expense reimbursements for the one-year period and the first year of the three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Shares

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The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. There can be no assurance that the Expense Limitation Agreement will be renewed. In the event the Expense Limitation Agreement is terminated by either party, investors will likely bear higher expenses.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its Arca UST Coins have not previously been offered. Therefore, the Fund has no performance history as of the date of this prospectus and a financial highlights table for the Fund has not been included in this prospectus. Additional information about the Fund’s investments and financial information will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a newly organized, continuously offered, nondiversified, closed-end management investment company registered under the 1940 Act that intends to operate as an interval fund. The Fund was organized as a Delaware statutory trust on November 2, 2018, pursuant to a Declaration of Trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 4151 Redwood Ave., Suite 206, Los Angeles, CA 90066, and its telephone number is 424-289-8068.

ABOUT THE DIGITAL SECURITIES

Like securities issued by any other closed-end fund, Arca UST Coins represent an ownership interest in the Fund’s underlying assets. Arca UST Coins are, however, solely issued in a digital format using one or more cryptographically secured distributed ledgers. The “smart contract” written to a particular ledger enables the Fund and the Transfer Agent to track transactions in the digital securities issued by the Fund on a real-time basis.

Use of cryptography to secure data related to ownership of and transactions in securities on a publicly distributed ledger involves the use of algorithms to mathematically prove the accuracy of transactions by a minimum consensus of participating transaction validators, as may be required by each blockchain’s protocols. Copies of distributed ledgers, which can be used to prove the validity of the transactions, are generally available to the public and will store the complete trading history from the date of issuance of the Fund’s shares. Only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be available on a distributed ledger.

A private key is necessary to associate a public key representing a given share or shares with the record owner of those shares. The personal identifying information attached to such private keys for Fund shareholders is maintained by the Transfer Agent in a separate database that is not available to the public. The Transfer Agent will maintain the official record of the Fund’s shareholders and public copies of all transactions effected in the Fund’s shares will be recorded on the distributed ledgers. No transaction in the Fund’s shares can be effected without access to the private key.

Holders of Arca UST Coins can use electronic “wallets” to send and receive the Fund’s shares in peer-to-peer transactions without the use of a central clearing agency. Wallets are software programs that store a shareholder’s public and private keys and that interface directly with other wallets that contain the Fund’s shares. A shareholder’s wallet has a unique public-key derived wallet address that interfaces with the distributed ledger; only the public wallet address is discernable on the distributed ledger. The personal identity information necessary to associate a public key representing a given share or shares with the owner of those shares is in a separate database that is maintained exclusively by the Transfer Agent.

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USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) and are expected to be invested within seven days of receipt. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations.

The Adviser will pay the Fund’s organizational and initial offering expenses incurred with respect to the Fund’s initial offering. Once the Fund has been declared effective by the SEC and commences operations, the Fund will pay offering expenses incurred with respect to the offering of its shares from the proceeds of the offering, less amounts advanced under the Expense Limitation. The Fund’s distributions may exceed its earnings and profits, especially during any period before the Fund has invested substantially all of the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from your investment activities. Any invested capital that is returned to shareholders will be reduced by the Fund’s fees and expenses.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek maximum total return consistent with preservation of capital. There can be no assurance that the Fund will achieve this objective. See “The Fund’s Investments” and “Risks.” The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategies. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by derivatives, such as options, futures or forwards contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of fixed income instruments, including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities (“Fixed-Income Securities”). Under normal circumstances, the Fund will have a maximum average portfolio duration of eight years and a dollar-weighted average portfolio maturity of between zero and eight years.

The Fund may invest in a variety of Fixed-Income Securities, as discussed in more detail below. The Fund’s investments in Fixed-Income Securities are limited to investment grade securities of U.S. issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or are equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, that are determined by the Adviser to be of comparable quality. The Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, that are determined by the Adviser to be of comparable quality.

The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Leverage. The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Board determines that it is in the best interest of shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit the overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act.

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The Fund is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, repurchase agreements, or notes or other debt securities issued by the Fund. Although it has no current intention to do so, the Fund may issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. If the Fund uses any such form of traditional leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use traditional leverage, because the fees paid are calculated based on average annual assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use traditional leverage, which creates a conflict of interest between the Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of traditional leverage, including the issuance of preferred shares, if any. The Fund’s willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors. See “Fund Expenses.”

Any use of leverage by the Fund would be subject to risks and would cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Risk Factors—Leverage Risk.”

Other Information Regarding Investment Strategies. The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom of action related to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all securities in the Fund’s portfolio were replaced once within a period of one year.

Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action, which may result in a larger portion of any net gains being realized as short-term capital gains. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Market Opportunity

Arca UST Coins are intended to function as stablecoins. The goal of stablecoins is to maintain a stable value vis-à-vis the underlying reference asset, which itself is generally known for having a stable value. In general, the value of stablecoins is pegged to the value of a reference asset such as U.S. dollars, other fiat currencies, gold, or other assets with relatively stable values. In the case of Arca UST Coins, the reference asset is the Fund’s portfolio, which will be composed primarily of U.S. Government Securities. Stablecoins are desired by their purchasers and sellers for use in commerce, trading, and as a store of value due to the stablecoins’ lack of material volatility under normal market conditions.

Arca believes that Arca UST Coins will be the first stablecoins offered with a managed portfolio of U.S. Government Securities as a reference asset and the first offered through a registered investment company structure. Arca believes that Arca UST Coins will be attractive investments for participants in the cryptocurrency community because the Fund is subject to the regulatory protection provided by the Federal securities laws, including oversight by a board of directors that has a majority of members that are not affiliated with the Fund or Arca. As a regulated product, the Fund is subject to public disclosure and reporting requirements under the Federal securities laws, and therefore, will have a relatively high level of transparency. In addition, Arca believes that the Fund’s focus on investments in U.S. Government Securities, and the quarterly opportunity to redeem a limited number of Fund shares for fiat currency, will be attractive to participants in the cryptocurrency community.

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There is no guarantee that the Fund or Arca UST Coins will be able to maintain a stable value, or that Arca UST Coins will be accepted by participants in the cryptocurrency community.

Portfolio Investments

The Fund may invest, but is under no obligation to invest, in the following types of securities, subject to certain limitations as set forth below.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Common examples of mortgage backed securities include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Mortgage-backed securities differ from conventional fixed-income securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which can happen when rising interest rates can cause mortgage-backed securities’ average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase a mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

Preferred Stock. The Fund may invest in preferred stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s holdings of Fixed-Income Securities. Preferred stocks owned by the Fund may include fixed rate preferred stock, preferred stock that is convertible into other equity securities, adjustable rate preferred stock or auction rate preferred stock.

Convertible Securities. The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Generally, convertible securities have less credit risk than the issuer’s common stock.

Restricted and Illiquid Securities. The Fund may purchase Fixed-Income Securities that are not liquid or that have restrictions on the ability to transfer such securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to carefully monitor the Fund’s investments in such securities, particularly with respect to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

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Investment Grade Securities. The Fund may invest in a wide variety of Fixed-Income Securities of varying maturities issued by U.S. corporations and other business entities that are rated at least A by Moody’s, or an equivalent rating by S&P or Fitch, or that are determined by the Adviser to be of investment grade quality. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Other Fixed-Income Securities. The Fund also may purchase floating rate or fixed rate debt securities such as notes, bonds, asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund’s holdings in Fixed-Income Securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (“PIK bonds”). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out, as an income distribution each year, an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event that the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Collateralized Loan Obligations and Bond Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CDOs are asset-backed securities that securitize certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or an “SPV”) created to reapportion the risk and return characteristics of a pool of assets, whose underlying collateral is typically a portfolio of loans, bonds or other debt securities, other structured finance securities and/or synthetic instruments. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, are generally considered to represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collateral. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

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Where the underlying collateral is a portfolio of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, a CDO is referred to as a CLO. The assets, typically senior loans, are used as collateral supporting the various debt and equity tranches issued by the SPV. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a CBO. The key feature of the CLO or CBO structure is the prioritization of the cash flows from a pool of collateral securities among the several tranches of the CLO or CBO. Multiple tranches of securities are issued by the CLO or CBO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CDO or CBO has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. CDOs or CBOs are subject to the risk of prepayment.

An equity tranche is the riskiest type of tranche as it bears the first loss from defaults from the bonds or loans in the SPV and serves to protect the other, more senior tranches from default in all but the most severe circumstances (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Further, the value of CLOs or CBOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. The Fund may invest in both equity and debt tranches issued by the SPV. The Fund will only invest in equity tranches through the secondary market. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs and CLOs, including equity tranches.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its investments. The risks set out below are not the only risks the Fund faces, but they are the principal risks associated with an investment in the Fund, as well as generally associated with an investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Additional risks and uncertainties not currently known to the Fund or that are currently immaterial may also materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected.

Structural Risks:

New Offering with No Operating History. The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. In addition, if the Fund does not raise a significant amount of proceeds from this offering before it commences operations, the Fund may experience relatively high expenses, subject to the Fund’s Expense Limitation Agreement (see “Fees and Fund Expenses”).

Risks Applicable to Digital Securities Offerings. The Fund intends to issue the shares as digital securities, based on cryptographically-secured distributed ledger technology, which may pose unique risks to investors.

•	Trading in digital securities is relatively new and untested and is subject to disruption. Use of cryptographically-secured distributed ledger, or “blockchain,” technology, is relatively new and is untested in the closed-end fund market. Regulation of the use of such technology for securities transactions is in its infancy and new regulations may evolve rapidly and in a manner that Arca and the Fund have not anticipated. Such regulations might include security, privacy or disclosure requirements that could require the Fund or its Transfer Agent to implement changes that could disrupt trading in the Fund’s shares. Moreover, undiscovered technical flaws in the underlying technology, including in the process by which transactions are recorded to the centralized ledger maintained by the Fund’s Transfer Agent or by which the validity of the public copy of the distributed ledgers can be mathematically proven utilizing cryptographically-secured distributed ledger technology, could significantly limit the ability of shareholders to transfer their holdings in the Fund’s shares.

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•	Although the Fund’s digital securities may be traded on a peer-to-peer basis, there may be very limited or no liquidity in based upon such trading. There is presently no public market for Arca UST Coins and there can be no assurance that we will be successful at developing a market, such as on an ATS or DEX. Arca UST Coins may be substantially less liquid than many other securities, such as a direct investment in U.S. Government Securities or common stocks. There are risks associated with investments in securities that are less liquid. See “Risk Factors—Liquidity Risk” below.

•	The Fund’s digital securities may be traded on a closed trading system with limited volume and liquidity. Because digital securities settle differently from traditional securities that trade on an exchange, the Fund’s shares will not be listed for trading on any stock exchange or through any other national market system, or NMS, trading platform. The Fund’s Board may, however, determine to make the Fund’s shares available for purchase and trading on a closed trading system that is registered with the SEC as an alternative trading system, or ATS. Currently the Fund has no arrangements with any ATS to make its shares available for trading. If the Fund’s shares are made available for trading on an ATS, only customers of a broker-dealer that is licensed to provide access to that ATS’s digital securities trading platform will be able to buy and sell the Fund’s shares on such ATS. Any disruption to the operations of such ATS or such broker-dealer’s customer interface with the ATS would materially disrupt trading in, or potentially result in a complete halt in the trading of, our digital securities.

A closed centralized trading system such as an ATS may also be subject to manipulation by one or more holders of a significant number of shares traded within the system working together to prevent certain transactions, including trading in the Fund’s shares. To the extent Arca believes such collusion is occurring, it may decide to “de-list” the Fund’s shares from such a system, further limiting the liquidity in the Fund’s shares.

If Arca UST Coins are traded on an ATS or another closed trading system, it is likely that there will be a limited number of holders of the shares. As a result, an ATS may have limited liquidity, resulting in a lower or higher price or greater volatility than would be the case with greater liquidity. You may not be able to resell your shares on a timely basis or at all. To address this illiquidity, the Fund has implemented a share repurchase program, and will offer to repurchase, at NAV, at least 5% and up to 25% of its outstanding shares per quarter.

•	The use of distributed ledger technology is relatively new in the securities markets. The shares will be traded using cryptographically secured distributed ledger technology, either in a peer-to-peer transaction or using a DEX or an ATS. These trading systems are subject to all the usual risks associated with the fact that their use is relatively new in the securities markets, including:

•	a rapidly-evolving regulatory landscape, which might include security, privacy or other regulatory concerns that could require a trading platform to implement changes to its digital trading system that could disrupt trading in digital securities;
•	the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a distributed ledger or by which the validity of a copy of such ledger can be mathematically proven utilizing cryptographically-secured distributed ledger technology;

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•	the possibility that cryptographic security measures that authenticate prior transactions for the applicable ledger could be compromised, or “hacked,” which could allow an attacker to alter the distributed ledger and thereby disrupt the ability to corroborate definitive transactions recorded on the distributed ledger;
•	the possibility that other participants in an electronic trading system could collude to manipulate the share price or limit liquidity in digital securities which could restrict an investor’s ability to divest its holdings in the digital securities; and
•	the possibility of breakdowns and trading halts as a result of undiscovered flaws in a trading platform that could prevent trades for a period of time.

•	The distributed ledgers will be publicly available, which may give rise to privacy concerns. Copies of the distributed ledgers on which Arca UST Coins trade will be available to the public and will store the complete trading history from inception of the issuance of the Fund’s shares. As a result, robust and transparent trading data with respect to the shares will be publicly available via the published distributed ledgers. The trading data will be secured by cryptography and only the public-key-derived wallet address will be exposed to the public on the distributed ledger. The personal identity information necessary to associate a public key representing a given share or shares with the owner of those shares will be maintained in a separate database that is maintained exclusively by the Transfer Agent and is not exposed to the public. If there are security breaches with respect to the shareholders’ personal identity information database resulting in theft of the information necessary to link personal identity with the public keys, the stolen information could be used to determine the affected shareholder’s complete trading history in the Fund’s digital securities. Moreover, concerns over these privacy issues may limit adoption of this novel trading system by a range of potential investors, reducing liquidity of the Fund’s shares.

•	The private cryptographic keys associated with digital securities could be stolen. The Fund’s shares are represented by balances written on the various distributed ledgers and secured by cryptography. A private key is necessary to affect the sale of a given share or shares and, as such, is meant to be kept private by or on behalf of a shareholder. The general public, however, is not yet accustomed to using secure cryptographic methods and managing private keys. A particular shareholder’s financial intermediary may hold the shareholder’s private key, which would enable the shareholder to manage his or her Fund account with a simple login and password, similar to traditional online brokerage accounts. As such, the Fund’s shares may be as vulnerable to cyber theft as a traditional online brokerage account would be. If the account maintained by the financial intermediary is hacked and private keys are stolen, the thief could transfer affected shares to itself and sell the shares. There can be no assurance that such theft would be detected in time to hold the culprit accountable. The risk of theft of private keys is heightened so long as a centralized repository, such as an omnibus account, holds the private keys on behalf of digital security holders, as the thief is able to target a single security system for breach of multiple accounts.

•	The number of the Fund’s shares trading may be very small, making the market price more easily manipulated. While the risk of market manipulation exists in connection with the trading of any securities, the risk may be greater for the Fund’s shares because any means by which the Fund’s shares may trade would lack the same breadth of market and liquidity as a traditional stock exchange or NMS. Although the Fund expects that a regulated ATS will adopt policies and procedures such that holders of digital security are not free to manipulate the trading price of the Fund’s shares contrary to applicable law, a DEX is not subject to any such regulation. There can be no assurance that the efforts of a DEX or an ATS (or a broker-dealer that is licensed to provide access to such DEX or ATS with respect to the Fund’s shares) will be sufficient to prevent such market manipulation. For example, there can be no assurance that a security holder will not be able to manipulate the stock price by opening multiple accounts on a DEX or an ATS and trading among those accounts.

•	Should distributed ledger technology cease to be available, investors may not be willing to transact in the Fund’s shares. Transactions in the Fund’s shares will be recorded on one or more distributed ledgers for such shares, which will be electronically published on a real time basis. The validity of publicly available copies of the ledgers can be mathematically proven utilizing cryptography. If, for any reason, the distributed ledger technology utilized with respect to the Fund’s shares were to become unavailable and suitable alternative technology were not available to be implemented, investors in such shares would not have a means of proving the validity of publicly-available copies of the distributed ledgers. As a result, the accuracy of publicly-available trading information could be called into question and investors may elect to no longer transact in the Fund’s shares.

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•	Any DEX or ATS on which the Fund shares may be traded would not be a stock exchange and no listing requirements for issuers or for the Fund’s shares traded would apply. Unlike the NYSE and other NMS trading platforms, there are no minimum price or other listing requirements for digital securities to be traded on any existing digital securities platform. As a result, trades of the Fund’s shares on a DEX or an ATS may not be at prices that represent the national best bid or offer prices of securities that could be considered similar securities.

Substantial Conflicts of Interest. The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has adopted compliance policies, procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or other fees that are higher fees paid by the Fund to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in its Form ADV.

The Adviser, its affiliates or their partners, directors, officers or employees may have obligations to investors in other entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations. However, there can be no assurance that the Adviser’s policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

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An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), the Adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, the Adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

Closed-End Fund Risk. The Fund is a closed-end fund. Among other things, closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder, but such shares may be available in secondary trading. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual fund shares do not trade in the secondary market. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Leverage Risk. The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Fund’s Board of Trustees determines it is in the best interest of common shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order for the Fund to have viable operations, the Adviser believes the Fund will need to raise approximately $[25] million in proceeds from this offering. There can be no assurance that the Fund will raise such amount in a timely manner. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a RIC under the Code.

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Distribution Policy Risk. The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares (but not below zero) and potentially increase the taxable gain, if any, upon disposition of their shares.

Liquidity Risk. The shares will not be listed for trading on any traditional stock exchange or through any other national market system, or NMS, trading platform. In addition, the Fund currently has no agreements with a DEX or an ATS to trade its shares. Accordingly, you will only be able to dispose of your Fund shares in a secondary transaction if other eligible investors are available to enter into a direct peer-to-peer transaction or a transaction on a public peer-to-peer trading platform using distributed ledger technology. Use of distributed ledger technology for transactions in digital securities is largely untested, and there may be a limited number of eligible investors available to participate in such transactions. Accordingly, there may limited liquidity in the Fund’s shares and you may not be able to sell your shares on a timely basis or at all.

The Fund expects that if it lists its shares for trading on a DEX or an ATS, there is likely to be a relatively small number of shares trading on such platform as compared to closed-end fund securities listed and traded on a traditional stock exchange or NMS. A DEX or an ATS may therefore have limited liquidity in the Fund’s shares, resulting in a lower or higher price or greater volatility than would be the case with greater liquidity. Accordingly, even if the Fund’s shares are traded on a DEX or an ATS, you may not be able to resell your shares on a timely basis or at all. Although the Fund will also provide limited liquidity through its quarterly repurchase offers for between 5% and 25% of the Fund’s shares outstanding, there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these Arca UST Coins, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Portfolio Turnover Risk. Portfolio turnover risk is the risk that the Fund’s portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Risks Relating to the Fund’s Tax Status. To remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. In some cases, if the Fund fails to meet these income requirements at the end of a taxable year, it will be able to cure such failure by paying a Fund-level tax to avoid the loss of its RIC status; such tax could be substantial. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter will result in the Fund’s loss of RIC status, unless it is able to cure such failure, for instance, by disposing of certain investments, including at disadvantageous times and prices, and, in some cases, by paying a Fund-level tax.

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In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally-its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to meet the annual distribution requirement or either of the RIC qualification requirements in respect of a taxable year and is ineligible to or otherwise does not cure such failure for any such year, all of its taxable income regardless of whether timely distributed to shareholders will be subject to fund-level tax at the applicable corporate income tax rate and all of its distributions from earnings and profits (including from net long-term capital gains) will be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, in some cases, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

Operational and Technology Risk. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”).

Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyberattacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.

While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

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Investment-Related Risks:

Non-Payment Risk. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Interest Rate Risk. When interest rates decline, the value of Fixed-Income Securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of Fixed-Income Securities held by the Fund can be expected to decline. To the extent the Fund invests in Fixed-Income Securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term Fixed-Income Securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by the Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

Credit Risk. Credit risk is the risk that the issuers of certain Fixed-Income Securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-Income Securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Liquidity Risk. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Valuation Risk. If a security held by the Fund does not have a market value, the security will be “fair valued” in good faith under procedures adopted by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Preferred Stock Risk. The market value of preferred stocks may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred stocks, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred stocks may become onerous when interest rates fall below the rate payable on such stocks, the issuer may redeem the stocks. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred stocks may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

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Mortgage-Backed Securities Risk. In the event of any default under a mortgage loan held by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan. Foreclosure of a mortgage loan can be an expensive and lengthy process that could have a substantial negative effect on anticipated returns on the foreclosed mortgage loan.

If the Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

Investments in commercial real estate loans are subject to changes in credit spreads. When credit spreads widen, the economic value of such investments decrease. Even though a loan may be performing in accordance with its loan agreement and the underlying collateral has not changed, the economic value of the loan may be negatively impacted by the incremental interest foregone from the widened credit spread.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. Mortgage-backed securities are also subject to several risks created through the securitization process. Subordinate mortgage-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes delinquent loans, there is a risk that the interest payment on subordinate mortgage-backed securities will not be fully paid. Subordinate mortgage-backed securities are also subject to greater credit risk than those mortgage-backed securities that are more highly rated.

MANAGEMENT OF THE FUND

The Fund is a party to contractual arrangements with various parties, including, among others, the Adviser, the Distributor, the Custodian, and the Transfer Agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Board of Directors, Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. On [•], the Fund held its organizational meeting of the Board, and at such meeting, the Board ratified the appointment of the following trustees (each, a “Trustee”): [•]. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Arca Investment Management LLC, which serves as Adviser to the Fund, is a wholly-owned subsidiary of Praesidium Partners, Inc., a private holding company. Arca [is] registered with the SEC as an investment adviser under the Advisers Act. The Adviser’s principal place of business is 4151 Redwood Ave., Suite 206, Los Angeles, CA 90066.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the Fund’s assets consistent with its investment strategies and objectives. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser or its affiliates will furnish to the Fund office facilities, equipment and personnel for managing the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of [•]% of the Fund’s average annual net assets and a performance fee calculated at the rate of [•]% of the interest (excluding capital gains) earned on the Fund’s portfolio holdings.

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A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay, absorb or reimburse the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding: (i) the performance fee earned on the Fund’s interest income; (ii) distribution and shareholder servicing fees, interest, taxes, dividend expenses on short sales, brokerage commissions and other transaction costs, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (iii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iv) other expenses attributable to, and incurred as a result of, the Fund’s investments; (v) expenses payable by the Fund under any Administration or Sub-Administration Agreement; (vi) per account charges and anti-money laundering expenses payable by the Fund or its affiliated transfer agent; and (vii) litigation expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the extent that they exceed [•]% per annum of the Fund’s average annual net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect at least until one year after the date of the prospectus, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board.

Portfolio Manager

Jeffrey M. Dorman, has managed the Fund since its inception. Mr. Dorman has over 17 years’ experience in trading and asset management, and works closely with other members of Arca’s investment committee to execute the Fund’s investment strategies. From November 2013 to April 2018, Mr. Dorman was, successively, Vice President of Business Development and Chief Operating Officer of Harvest Exchange Corp. (“Harvest”), an online investment portal and financial technology company focusing on research for institutional investors, in New York and Los Angeles. Prior to Harvest, Mr. Dorman was a trader at Global Credit Advisers, LLC, a New York City registered investment adviser and asset management firm, where he managed the then-newly launched Event Driven strategy and managed outside capital by investing in highly-volatile, thinly-traded securities with a strict discipline approach around position sizing and liquidity. Mr. Dorman was also Head Trader at Brencourt Advisors (“Brencourt”), a multi-strategy registered investment adviser, where he co-managed a more than $200 million credit opportunity hedge fund focused on trading illiquid debt and equity securities. Mr. Dorman also created a proprietary risk management system while at Brencourt that helped the fund determine appropriate sizing and rebalancing for each portfolio position using both quantitative factors (such as position liquidity and number of market makers), and qualitative factors (such as upside potential, downside risk and timing of an event) to create an optimal-sized position. While at Brencourt, Mr. Dorman was a member of the firm’s investment committee. Mr. Dorman’s experience also includes being senior trader with responsibility for trading of over $100 million in proprietary capital for both Merrill Lynch and Citadel Securities dealing in U.S. and international corporate bonds. Mr. Dorman is a Chartered Financial Analyst and graduated from Washington University in St. Louis with a bachelor's degree in Economics and Finance, and a minor in Biology.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Transfer Agent, Sub-Transfer Agent and Administrator

Arca Transfer Agency, LLC serves as the transfer agent of the Fund. [•] serves as the Fund’s sub-transfer agent, and Gemini Fund Services, LLC serves as the Fund’s administrator.

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Custodian and Transfer Agent

[•], with principal offices at [•], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, [•] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Distributor

Northern Lights Distributors, LLC serves as distributor of the Fund.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with the Adviser.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s distribution reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade associations, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.

Assuming the Fund sells all of the securities registered in this offering within three years of the effective date of the registration statement of which this prospectus forms a part, it is estimated that the Fund’s other operating expenses will be approximately $[•] annually, which includes offering costs but does not include management fees, shareholder servicing fees or interest expense. In addition, this estimate does not take into account the effect, if any, of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on an ongoing basis that actual annual operating expenses will not be substantially more or less than this estimate. In addition, there can be no assurance that the Fund will sell all or substantially all of the securities registered in this offering.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the initial organization of the Fund, estimated at $[•], will be borne by the Adviser. The Adviser will pay organizational costs and initial offering expenses incurred with respect to the offering of the Fund’s Shares. Once the Fund has been declared effective by the SEC and commenced operations, the Fund will pay offering expenses incurred with respect to the offering of its Shares from the proceeds of the offering, less amounts advanced under the Expense Limitation. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.

Brokerage

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

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Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The Fund’s shares will be offered at NAV. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

•	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s portfolio positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

•	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

When determining the fair value of an asset, the Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio managers are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf.

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If a potential investment is appropriate for either the Fund or another entity managed by the Adviser or its affiliates, the Adviser and its affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered appropriate, taking into account, among other considerations: (i) the fiduciary duties owed to the Fund and such other entities managed by the Adviser or its affiliates, (ii) the Fund’s primary mandates and those of such other entities managed by the Adviser or its affiliates, (iii) the capital available to the Fund and such other entities managed by the Adviser or its affiliates, (iv) any restrictions on investment, (v) the sourcing of the transaction, (vi) the size of the transaction, (vii) the amount of potential follow-on investing that may be required for such investment and other investments of the Fund and such other entities managed by the Adviser or its affiliates, (viii) the relation of such opportunity to the Fund’s investment strategy and that of such other entities managed by the Adviser or its affiliates, (ix) reasons of portfolio balance, and (x) any other consideration deemed relevant by the Adviser or its affiliates.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in all such investment opportunities that are suitable for it. Please see “Risk Factors—Conflicts of Interest” for a description of risks associated with conflicts of interest.

Below are policies and procedures developed by the Adviser to address various conflicts of interest that may involve the Fund.

Affiliated Services

In situations where the Adviser and/or its affiliates, including, without limitation, any of its employees, provide services (including serving as an officer or director) to various companies in which the Fund has an interest, the relevant employee(s) must promptly notify the Adviser’s Chief Compliance Officer of the activity prior to commencement of the service. All compensation in whatever form, including any non-cash compensation such as restricted shares, attributable to the Adviser and/or its affiliates for providing such services to such companies must be immediately paid to the Fund in proportion to the Fund’s relative ownership of such companies as of the date paid.

Portfolio Management

The Adviser’s policies require the Adviser and its personnel to (i) ensure that the investment advice provided to the Fund is suitable to the Fund’s investment objectives, needs and circumstances; (ii) ensuring fair and equitable allocations of investment opportunities among the Fund and the Adviser’s other advisory clients and in the aggregation of orders; and (iii) trading for the Fund only on an agency basis.

The Adviser will not consider (i) performance fees or differences in management fees between accounts in determining allocations, (ii) direct and indirect ownership of the Adviser or its affiliates or employees in an account in determining allocations, and (iii) relative performance of accounts in determining allocations.

The Adviser and/or any of its affiliates may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund, or of other investment funds managed by the Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund may compete with other entities managed by the Adviser and its affiliates for capital and investment opportunities.

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There is no limitation or restriction on the Adviser or any of its affiliates with regard to acting as investment manager (or in a similar role) to other parties or persons. This and other future activities of the Adviser and/or its affiliates may give rise to additional conflicts of interest. Such conflicts may be related to obligations that the Adviser or its affiliates have to other clients.

Affiliated Transactions and Cross Trading

The Adviser may cause a transaction to be effected between the Fund and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Fund any time that the Adviser believes such transaction to be fair to the Fund and the other client of the Adviser or its affiliates in accordance with the Adviser’s internal written cross-transaction policies and procedures.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretation, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

The Adviser believes these policies and procedures are reasonably designed to prevent violations of the federal securities laws with respect to the conflicts identified above.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund which, over time, would increase the Fund’s expense ratio and reduce shareholder returns. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. The dividend distribution that the Fund pays to shareholders may vary as portfolio and market conditions change, and will depend on a number of factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the dividend distribution or that any dividends received will be sustainable in the future.

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Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under Section 19(a) of the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DISTRIBUTION REINVESTMENT POLICY

The Fund will operate under a distribution reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of a participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested or would like additional information about the distribution reinvestment policy should so notify the Transfer Agent in writing at Arca U.S. Treasury Fund, c/o Arca Transfer Agency, LLC. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly-issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per Share.

The Transfer Agent will maintain the ledger containing all shareholder personal identifying information applicable to the transactions recorded on the distributed ledger. The Transfer Agent will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records, as required by the federal securities laws and the Code. The Transfer Agent will maintain a record of the account of each shareholder, including the number of digital shares held in the name of the participant. For purposes of determining the number of shares held by each shareholder as of the record date for any shareholder vote, the Transfer Agent will include those shares purchased pursuant to the distribution reinvestment policy. The Fund’s shares will be issued solely in digitized format. Accordingly, the Transfer Agent will access the distributed ledgers once daily to update the shareholder records. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders such as banks, brokers or nominees that hold the Fund’s shares for beneficial owners participating under the distribution reinvestment policy, the Transfer Agent will administer the distribution reinvestment policy on the basis of the number of shares held from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

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Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither the Transfer Agent nor the Fund shall be liable for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a shareholder’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the shareholder’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve shareholders of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Transfer Agent at Arca U.S. Treasury Fund, c/o Arca Transfer Agency, LLC. Certain transactions can be performed by calling the toll free number [•].

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax-advantaged account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income test each year and asset diversification tests each quarter. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the distribution reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund.

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Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments, if any, may be classified as qualifying dividends. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

If you sell, exchange or otherwise dispose of any of your Shares of the Fund (including (i) exchanging them for shares of another eligible Fund as described in “Exchange of Shares” below or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such Shares of the Fund and the amount you receive upon disposition of such Shares. If you hold your Shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such Shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your Shares of a Fund will be disallowed if you acquire other Shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Shares. In such case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund Shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

Structure

The Fund is a statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on November 2, 2018. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate series and classes of shares of beneficial interest. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Currently, the Fund offers a single class of shares as digital securities.

Shares

Arca UST Coins represent an ownership interest in the Fund’s underlying assets. Although it has no current intention to do so, the Fund may issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. See “U.S. Federal Income Tax Matters” for additional information regarding the tax consequences of an investment in the Fund’s shares.

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Dividends and Dividend Reinvestment

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Distribution Policy” and “Distribution Reinvestment Policy” for additional information regarding dividend distribution, payments and tax consequences of such payments. The 1940 Act may limit the payment of dividends to the holders of shares.

Rights Associated with Shares

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of a statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

Transactions in the Fund’s shares will be recorded on the distributed ledger for the shares, which will be electronically published on a real time basis. The personal identifying information necessary to associate a public key representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent in a separate database that is not exposed to the public. The distributed ledger, which can be used to prove the validity of account balances, will be available to the public and will store the complete trading history from issuance of the shares.

If there are data security breaches with respect to the shareholders' personal identifying information database resulting in theft of the information necessary to link personal identity with public keys, the stolen information could be used to determine a shareholder's complete trading history in the Fund’s shares.

The Fund shall take all actions reasonably necessary to cause the Transfer Agent to maintain records of the ownership of shares and reconcile such records with the distributed ledger at least once each trading day.

As of [•], the Fund has authorized and outstanding [•] shares, [•] of which are held by the Fund for its own account.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown under (3)
Arca UST Coin	[1,000,000]	[•]	[•]

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

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PLAN OF DISTRIBUTION

Northern Lights Distributors, LLC, located at [•], serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV plus applicable sales load (if any). The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.

The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [•] shares, or such shorter date as the Board may determine. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Shares will be issued as digital securities using one or more cryptographically secured distributed ledgers and represent an ownership interest in the Fund’s underlying assets.

Broker Dealer Compensation

Arca or its affiliates, in Arca’s discretion and from its own resources (which may include its legitimate profits from the management fee or the performance fee it receives from the Fund), may pay compensation to brokers or dealers in connection with the sale and distribution of Fund shares. There is no limit on the amount of compensation paid by the Adviser or its affiliates, subject to the limitations imposed by FINRA. In return for such compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of such compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The payment of compensation may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser.

From time to time the Fund may pay broker-dealers and other intermediaries’ account-based fees for services such as account maintenance. In addition, the Adviser and/or the Distributor may, from time to time, make other cash payments to broker-dealers or other financial intermediaries in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund or the amount that the Fund will receive as proceeds from such sales.

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Prior to the initial public offering of shares, the Adviser purchased $[•] in shares of the Fund, which amount is in excess of the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase Shares directly from the Fund by completing an account application available at [•]. To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Account applications must be completed electronically and submitted electronically directly to the Transfer Agent. The Transfer Agent will not accept account applications via mail, overnight delivery, facsimile or other similar means of delivery. Upon receipt of the completed account application, the Transfer Agent will establish an account for the shareholder. In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call [•] for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

The account number assigned to an investor’s account will be required as part of the instruction that should be provided to an investor’s bank to send the wire or ACH transfer for the initial purchase of Fund shares. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [•] for wiring or ACH transfer instructions and to notify the Fund that a wire or ACH transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: [•]

Account #: (number provided by calling toll-free number above)
Further Credit:
Arca U.S. Treasury Fund
(shareholder registration)
(shareholder account number)

By Wire – Subsequent Investments

Before sending a wire, investors must contact the Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time on any business day to be eligible for same day pricing. The Fund and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan – Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $[100] on specified days of each month into your established Fund account. Please contact the Fund at [•] for more information about the Fund’s Automatic Investment Plan.

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LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby will be passed upon for the Fund by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801. Certain legal matters in connection with the shares will be passed upon for the Fund by Morrison & Foerster LLP, 370 17th Street, Suite 4200, Denver, CO 80202.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call [•] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended [•] included in the Statement of Additional Information have been so included in reliance on the report of [•], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting [•] is located at [•].

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[•]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement without charge.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	1

Investment Objective and Policies	1

Management of the Fund	11

Codes of Ethics	15

Proxy Voting Policies and Procedures	15

Control Persons and Principal Holders	15

Investment Advisory and Other Services	16

Portfolio Managers	17

Allocation of Brokerage	19

Tax Status	20

Other Information	23

Independent Registered Public Accounting Firm	23

Financial Statements	24

Appendix A	A-1

37

PRIVACY NOTICE

FACTS	WHAT DOES ARCA U.S. TREASURY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	[•] Social Security number [•] Assets [•] Retirement Assets [•] Transaction History [•] Checking Account Information	[•] Purchase History [•] Account Balances [•] Account Transactions [•] Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arca U.S. Treasury Fund share?	Can you limit this sharing?

For our everyday business purposes -
such as to process your transactions, maintain your account(s), respond to
court orders and legal investigations, or report to credit bureau	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies
	No	We don’t share

For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you
	No	We don’t share

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Questions? Call [•]

Who we are

Who is providing this notice?	Arca U.S. Treasury Fund

What we do

How does Arca U.S. Treasury Fund protect my personal	To protect your personal information from
information?	unauthorized access and use, we use security
measures that comply with federal law. These
measures include computer safeguards and secured
files and buildings

Our service providers are held accountable for
adhering to strict policies and procedures to prevent
any misuse of your nonpublic personal information.

How does Arca U.S. Treasury Fund collect my personal	We collect your personal information, for example,
information?	when you

[•] Open an account

[•] Provide account information

[•] Give us your contact information

[•] Make deposits or withdrawals from your account

[•] Make a wire transfer

[•] Tell us where to send the money

[•] Tells us who receives the money

[•] Show your government-issued ID

[•] Show your driver’s license

We also collect your personal information from
other companies.

Federal law gives you the right to limit only

[•] Sharing for affiliates’ everyday business
purposes – information about your creditworthiness

[•] Affiliates from using your information to market
to you

[•] Sharing for nonaffiliates to market to you

State laws and individual companies may give you
additional rights to limit sharing.

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Definitions

Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.

• Arca U.S. Treasury Fund does not share with our
Affiliates.

Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
Companies

• Arca U.S. Treasury Fund does not share with
nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products
or services to you.

• Arca U.S. Treasury Fund does not jointly market.

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PRELIMINARY PROSPECTUS

Arca U.S. Treasury Fund

Maximum Offering of [•]
Shares of Beneficial Interest

Distributor
Northern Lights Distributors, LLC

[•]

All dealers that buy, sell, or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

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The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION [•], 2018

STATEMENT OF ADDITIONAL INFORMATION

ARCA U.S. TREASURY FUND

Principal Executive Offices

4151 Redwood Ave., Suite 206
Los Angeles, CA 90066

424-289-8068

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Arca U.S. Treasury Fund (the “Fund”), dated [•], 2018 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 424-289-8068 or by visiting the Fund’s website at [•]. Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

[•], 2018

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1

INVESTMENT OBJECTIVE AND POLICIES	1

MANAGEMENT OF THE FUND	11

CODES OF ETHICS	15

PROXY VOTING POLICIES AND PROCEDURES	15

CONTROL PERSONS AND PRINCIPAL HOLDERS	15

INVESTMENT ADVISORY AND OTHER SERVICES	16

PORTFOLIO MANAGER	17

ALLOCATION OF BROKERAGE	19

TAX STATUS	20

OTHER INFORMATION	23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

FINANCIAL STATEMENTS	24

APPENDIX A	A-1

GENERAL INFORMATION AND HISTORY

Arca U.S. Treasury Fund is a continuously offered, diversified, closed-end management investment company that intends to operate as an interval fund. The Fund intends to qualify and thereafter operate as a regulated investment company (“RIC”). Accordingly, the Fund will be required to comply with certain asset diversification tests at the end of each quarter of each of its taxable years.

The Fund was organized as a Delaware statutory trust on November 2, 2018. The Fund’s principal office is located at 151 Redwood Ave., Suite 206, Los Angeles, CA 90066, and its telephone number is 424-289-8068. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek maximum total return consistent with preservation of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (each member a “Trustee” and collectively, the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective. There is no guarantee that the Fund will meet its investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the “shares”), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted by the 1940 Act.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(4)	Invest 25% or more of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

1

(5)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)	Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(7)	The Fund may not purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% and up to 25% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Principal Investment Strategies

Borrowing. Although, as of the date of this SAI, the Fund has no current intention to do so, the Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Fund to maintain asset coverage of at least 300% for all such borrowings. If at any time such asset coverage should fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

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Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Common examples of mortgage backed securities include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Mortgage-backed securities differ from conventional fixed-income securities because principal is paid back over the life of the security rather than at maturity.

CMBS are a type of mortgage-backed security that is secured by a single commercial mortgage loan or a pool of commercial real estate loans. Like all mortgage-backed securities, CMBS are subject to all of the risks of the underlying mortgage loans. Because they are not standardized, CMBS can be difficult to value. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, and changes in governmental rules, regulations and fiscal policies, including environmental legislation, natural disasters, terrorism, social unrest and civil disturbances.

RMBS are a type of mortgage backed security that is backed by mortgages on residential real estate. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

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The Fund may also invest in the residual or equity tranches of CMBS (which may be called subordinate CMBS and interest-only CMBS). Subordinate CMBSs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBSs will not be fully paid. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Investments in subordinate CMBs will be subject to risks arising from delinquencies and foreclosures, thereby exposing the Fund’s portfolio to potential losses. Subordinate securities of CMBSs are also subject to greater credit risk than those CMBSs that are more highly rated. The Fund also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Preferred Stock. The Fund may invest in preferred stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s holdings of fixed income securities.

Preferred stocks owned by the Fund may include fixed rate preferred stock, adjustable rate preferred stock, preferred stock that is convertible into other equity securities, or auction rate preferred stock. Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

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Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. In early 2008, auction rate preferred stocks became subject to numerous “failed” auctions, causing securities previously thought to be liquid to become illiquid. It is not known when, if ever, these auction markets will begin to function again. Special tax considerations may apply to the Fund’s investments in preferred stock.

Repurchase Agreements. The Fund may enter into repurchase agreements without limitation. When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Fund does business and will monitor their creditworthiness during the period of any repurchase agreement.

Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

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Short-Term Debt Securities; Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending reinvestment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Fund, all or any portion of the Fund’s assets may be invested in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the market price of the Fund’s shares may be adversely affected, and the Fund may not pursue or achieve its investment objective.

Repurchases and Transfers of Shares

Repurchase Offers. The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms.

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

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4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures. All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount. Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification. Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

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8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file a Form N-23c-3 (“Notification of Repurchase Offer’’) and three copies of the Shareholder Notification with the Securities and Exchange Commission (“SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners. Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests. Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers. The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Code;

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2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value. The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements. From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual asset must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

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Liquidity Policy. The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

(e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure. The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure. The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)	the number of repurchase offers,

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(b)	the repurchase offer amount and the amount tendered in each repurchase offer,

(c)	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising. The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Fund’s Bylaws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request.

The Board consists of [•] individuals, [•] of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Distributor (“Independent Trustees”). Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months (“Interested Trustees”). Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

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Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years.

Name, Address and Age*	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Arca Funds Complex Overseen by the Trustee**	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

Independent Trustees

Interested Trustees

Officers

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

*	The address for each Trustee and Officer is c/o Arca Investment Management, LLC, 4151 Redwood Ave., Suite 206 Los Angeles, CA 90066.

**	The “Arca Funds Complex” consists of [•].

Audit and Qualified Legal Compliance Committee. The members of the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) are [•], each of whom is independent for purposes of the 1940 Act. [•] serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Corporation who appear and practice before the SEC on behalf of the Fund. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee may use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As the Fund is newly organized, there have not been any meetings of the Audit Committee held during the last fiscal year.

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Board Leadership Structure

The Fund is led by [•], who has served as the Chairman of the Board since the Fund’s inception. Under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; and (ii) the extent to which the Independent Trustees meet as needed in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board will receive a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board will also meet periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report. The Board’s Audit Committee will also meet regularly with the Chief Financial Officer and Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board will also meet periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

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The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Audit Committee is subject to substantial limitations.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Arca Funds Complex as of [•], 2018.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities(1) in Any RIC(2) Overseen by Trustee in Family of Investment Companies(3)
Interested Trustees

Independent Trustees

(1)	Based on market value as of [•], 2018.
(2)	The “Arca Funds Complex” consists of [•].
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Compensation

The executive officers of the Fund and Interested Trustees receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $[•] payable in quarterly installments and allocated among each portfolio in the Arca Funds Complex based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on committees or for attending Board or Audit Committee meetings. The Trustees do not have any pension or retirement plan.

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The table below details the amount of compensation the Trustees are expected to receive from the Fund during the current fiscal year. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex(1) Paid to Trustees
Interested Trustees
	N/A	N/A	N/A	N/A

Independent Trustees

(1)	The “Arca Funds Complex” consists of [•].

CODES OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix A to this Statement of Additional Information. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (844) 485-9167 and (ii) on the Commission’s web site (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

15

As of [•], 2018, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund were as follows:

Shares of Beneficial Interest
Name & Address	Percentage of Fund’s Outstanding Shares

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Arca Investment Management LLC, which serves as Adviser to the Fund, is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also externally manages [•] The Adviser’s senior management team has experience across [•] investment strategies. Collectively, the Adviser’s affiliates manage approximately $[•] in assets as of [•], 2018.

Pursuant to the Investment Advisory Agreement with the Fund, the Adviser will be entitled to receive a management fee calculated at the annual rate of [•]% of the Fund’s average annual net assets. The management fee will be calculated and accrued daily and is payable monthly in arrears.

The Adviser will also be entitled to receive a performance fee calculated at the rate of [•]% of the interest (excluding capital gains) earned on the Fund’s portfolio investments. The performance fee will be calculated and accrued daily and is payable quarterly.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s initial semi-annual report or annual report, whichever comes first, to shareholders.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay, absorb or reimburse the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding: (i) any performance fees earned on the interest generated by the Fund’s investments; (ii) distribution and shareholder servicing fees, interest, taxes, dividend expenses on short sales, brokerage commissions and other transaction costs, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (iii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iv) other expenses attributable to, and incurred as a result of, the Fund’s investments; (v) expenses payable by the Fund under any Administration or Sub-Administration Agreement; (vi) per account charges and anti-money laundering expenses payable by the Fund or its affiliated transfer agent; and (vii) litigation expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the extent that they exceed 1.00% per annum of the Fund’s average annual net assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect at least until one year after the date of the prospectus, unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”

16

Conflicts of Interest

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGER

Jeffrey M. Dorman has managed the Fund since its inception. Mr. Dorman is primarily responsible for the day-to-day management of the Fund.

Mr. Dorman is the Portfolio Manager of the Adviser. Prior to [•], Mr. Dorman was has over 17 years’ experience in trading and asset management, and works closely with other members of the investment committee of the Investment Manager to execute the Fund’s investment strategies. From November 2013 to April 2018, Mr. Dorman was, successively, Vice President of Business Development and Chief Operating Officer of Harvest Exchange Corp. (“Harvest”), an online investment portal and financial technology company focusing on research for institutional investors, in New York and Los Angeles. Prior to Harvest, Mr. Dorman was a trader at Global Credit Advisers, LLC, a New York City registered investment adviser and management firm, where he managed the then-newly launched Event Driven strategy and managed outside capital by investing in highly-volatile, thinly-traded securities with a strict discipline approach around position sizing and liquidity. Mr. Dorman was also Head Trader at Brencourt Advisors (“Brencourt”), a multi-strategy registered investment adviser, where he co-managed a more than $200 million credit opportunity hedge fund focused on trading illiquid debt and equity securities. Mr. Dorman also created a proprietary risk management system while at Brencourt that helped the fund determine appropriate sizing and rebalancing for each portfolio position using both quantitative factors (such as position liquidity and number of market makers), and qualitative factors (such as upside potential, downside risk and timing of an event) to create an optimal-sized position. While at Brencourt, Mr. Dorman was a member of the firm’s investment committee. Mr. Dorman’s experience also includes being senior trader with responsibility for trading of over $100 million in proprietary capital for both Merrill Lynch and Citadel Securities dealing in U.S. and international corporate bonds. Mr. Dorman is a Chartered Financial Analyst and graduated from Washington University in St. Louis with a bachelor's degree in Economics and Finance, and a minor in Biology.

17

As of the date of this SAI, Mr. Dorman owned no Fund shares.

Compensation of Portfolio Managers

The Fund’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of the Fund and other accounts managed by a portfolio manager measured against an identified peer group.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, a portfolio manager will receive base compensation based on his or her seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund.

Discretionary compensation. In addition to base compensation, the portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans.

As of [•], 2018, Mr. Dorman was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

18

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. Any research or other benefits received by the Adviser from a broker-dealer, for transactions where the Fund will be “paying-up” will qualify for the safe harbor provisions under Section 28(e) of the Securities Exchange Act of 1934.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;

•	the reliability, integrity and financial condition of the broker or dealer;

•	the size of and difficulty in executing the order; and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. Any research or other benefits received by the Adviser from a broker-dealer, for transactions where the Fund will be “paying-up” will qualify for the safe harbor provisions under Section 28(e) of the Securities Exchange Act of 1934.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

19

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to elect to be treated and to qualify as a RIC under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a RIC under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other RICs, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other RICs) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

20

If the Fund fails to qualify as a RIC under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the applicable corporate income tax rate. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares.

Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

21

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. Investing in municipal bonds and other tax-exempt securities is not a principal investment strategy of the Fund. Nonetheless, to the extent the Fund invests in municipal bonds that are not exempt from the alternative minimum tax, some shareholders may be subject to the alternative minimum tax. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (the “TCJA”), corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017. Investors should consult their tax advisers for more information.

Under the Code, the Fund will be required to report to shareholders and to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a RIC may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers (“TIN”) and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Limitation on Deduction of Net Interest Expense

The TCJA provides a limitation on deductions of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income. The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. It is unclear whether RICs should be subject to this rule because, generally, RICs are not viewed as being engaged in a trade or business for federal income tax purposes. If it is determined that the provision applies to RICs, then it would generally impact closed-end funds or business development companies that use leverage (e.g., borrow money, issue debt securities, etc.).

22

Certain Fixed-Income Investments

Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation, unless the fund made a current inclusion election to accrue market discount into income as it accrues. (The TCJA requires certain taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For financial accounting purposes, market discount must be accrued currently on a constant yield to maturity basis, regardless of whether a current inclusion election is made. While the exact scope of this provision is not known at this time, it could cause a fund to recognize income earlier for tax purposes than would otherwise have been the case prior to the enactment of the TCJA.)

If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Morrison & Foerster LLP, 370 17th Street, Suite 4200, Denver, CO 80218 acts as legal counsel to the Fund.

Custodian

[•], with principal offices at [•], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, [•] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended [•], 2018 included in the Statement of Additional Information have been so included in reliance on the report of [•], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. [•] is located at [•].

23

FINANCIAL STATEMENTS

[To be supplied by subsequent amendment].

24

APPENDIX A

Arca Investment Management, LLC Proxy Voting Policy

[To be supplied by subsequent amendment]

A-1

ARCA U.S. TREASURY FUND

PART C – OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements.

Part A:		None.

Part B:		Report of Independent Registered Public Accounting Firm(+) Statement of Assets and Liabilities, Statement of Operations(+) Notes to Financial Statements(+)

2. Exhibits

(a)	(1)	Agreement and Declaration of Trust(-)

(b)		By-Laws(+)

(e)		Dividend Reinvestment Plan
(g)		Investment Advisory Agreement(+)

(h)		Distribution Agreement(+)

(j)		Custodian Agreement(+)

(k)	(1)	Form of Expense Limitation and Reimbursement Agreement(+)

	(2)	Administration Agreement(+)

	(3)	Compliance Services Agreement(+)

(l)		Opinion and Consent of Counsel(+)

(n)		Consent of Independent Registered Public Accounting Firm(+)

(r)	(1)	Code of Ethics of the Fund(+)

	(2)	Code of Ethics of the Adviser(+)

Item 26.	Marketing Arrangements

Not Applicable.

(+)	To be filed by amendment.
(-)	Filed herewith.

Item 27.	Other Expenses of Issuance and Distribution

SEC Registration fees	$	*
FINRA fees	$
Legal fees	$	*
Blue Sky fees	$
Accounting fees	$	*
Transfer Agent fees(1)	$
Printing	$
Total	$

*

The Adviser has agreed to pay or reimburse the Fund for organizational and offering expenses incurred in connection with the Fund’s commencement of operations and initial offering of shares, and will not seek to recoup such fees.

(1)       Does not include Sub-Transfer Agent fees, which will be borne by shareholders annually on a per account basis.

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of [•], 2018:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership.	[•]

Item 30.	Indemnification

[To be updated by subsequent amendment].

Reference is made to Article 8 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), filed as Exhibit 2(a)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant will maintain insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue

Item 31.	Business and Other Connections of Investment Adviser

 A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. [•]), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

The Fund’s accounts, books and other documents are currently located at its offices, 4151 Redwood Ave., Suite 206, Los Angeles, CA 90066, and at the offices of the Fund’s Custodian, Administrator and Sub-Transfer Agent and Transfer Agent.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the Securities Act and (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; (c) the Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; (d) the Registrant undertakes that, for the purpose of determining liability under the Securities Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; (e) the Registrant undertakes that, for the purpose of determining liability under the Securities Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 9th day of November, 2018.

ARCA U.S. TREASURY FUND

By:	/s/ Philip Liu
Philip Liu
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 9th day of November, 2018.

By:	/s/ Philip Liu
Philip Liu
President (Principal Executive Officer)

By:	/s/ J. Rayne Steinberg
J. Rayne Steinberg
(Principal Financial and Accounting Officer)

By:	/s/ Philip Liu
Philip Liu
(Trustee)